UNITED STATES SECURITIES AND EXCHANGE COMMISSION	OMB APPROVAL
OMB Number: 3235-0060
Expires: March 31, 2006
Washington, D.C. 20549	Estimated average burden hours per response .........28.0

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 28, 2004

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL		60195
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 28, 2004, Career Education Corporation (the “Registrant”) issued a press release announcing that its Board of Directors formed a special committee on June 30, 2004, to conduct a thorough and independent investigation of allegations of securities law violations made against the Registrant.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.  The information contained in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) None.

(b) None.

(c) Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

	By:	/s/ Patrick K. Pesch
Patrick K. Pesch
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: September 29, 2004

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated September 28, 2004.